SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

February 26, 2015

PACIFIC CONTINENTAL CORPORATION

(Exact name of registrant as specified in its charter)

Oregon

(State or other jurisdiction of incorporation)

000-30106	93-1269184
(Commission File Number)	IRS Employer Identification No.

111 West 7th Avenue

Eugene, Oregon 97401

(Address of principal executive offices) (zip code)

Registrant’s telephone number, including area code: (541) 686-8685

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 26, 2015, the Company issued a press release announcing that Michael (Mick) Reynolds will retire as Executive Vice President and Chief Financial Officer of Pacific Continental Corporation (the Company) late in the second quarter 2015. The Company announced that a search for Mr. Reynold’s replacement among internal and external candidates will begin immediately. Mr. Reynolds has also agreed to consult during the post-transition and retirement period for the selected incumbent as needed.

A copy of the press release relating to this announced management change is attached as Exhibit 99.1 and is incorporated herein by reference in its entirety.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

99.1	Press release, dated February 26, 2015, announcing management change

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 26, 2015

PACIFIC CONTINENTAL CORPORATION

By:	/s/ Michael A. Reynolds
Michael A. Reynolds
Executive Vice President
Chief Financial Officer
(Duly Authorized Officer)

Exhibit Index

Exhibit No.	Description

99.1	Press release dated February 26, 2015, announcing management change